UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc., et al.                       Case No. 02-13672

Debtors                         Fiscal Month from March 29 to April 25, 2003 for
                                 the Reporting Period April 1, to April 30, 2003

                            Monthly Operating Report
                            ------------------------

File with Court and submit copy to United States Trustee within 30 days after end of month


Submit copy of report to any official committee appointed in the case.

================================================================================================================
                                                                                      DOCUMENT      EXPLANATION
REQUIRED DOCUMENTS                                                       FORM NO.     ATTACHED        ATTACHED
================================================================================================================
Schedule of Cash Receipts and Disbursements                                           X (Exh. A)
----------------------------------------------------------------------------------------------------------------
    Bank Reconciliation (or copies of debtor's bank reconciliations)                                 X (Exh. B)
----------------------------------------------------------------------------------------------------------------
    Copies of Bank Statements                                                                             X
----------------------------------------------------------------------------------------------------------------
    Cash disbursements journals                                                                       see cash
                                                                                                      rec/disb
----------------------------------------------------------------------------------------------------------------
Statement of Operations                                                               X (Exh. C)
----------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                         X (Exh. D)
----------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                                              X
----------------------------------------------------------------------------------------------------------------
    Copies of IRS Form 6123 or payment receipt                                                         see tax
                                                                                                     attestation
----------------------------------------------------------------------------------------------------------------
    Hard Copies of tax returns filed during reporting period have been                                    X
----------------------------------------------------------------------------------------------------------------
    provided to the U.S. Trustee.  They are available upon request.                   X (Exh. E)
----------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                      MOR - 4     X (Exh. E)
----------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                              MOR - 5     X (Exh. F)
----------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                      MOR - 5     X (Exh. G)
----------------------------------------------------------------------------------------------------------------

Insilco International Holding Company (02-13674) is a holding company and Signal Caribe (02-13680) is a nonoperating company and thus there is no activity to report for these two companies.

The following companies were sold in March 2003 and thus have no activity for the current or future reporting periods:

Precision Cable Manufacturing                                     02-13675
Stewart Stamping Corporation                                      02-13678
EFI Metal Forming, Inc.                                           02-13677
Eyelets for Industry, Inc.                                        02-13676
Stewart Connector Systems                                         02-13679
Signal Transformer Co. Inc.                                       02-13681
InNet Technologies                                                02-13673

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


 /s/ Steve Crea                                         5/12/03
--------------------------------------------            ---------------------
Signature of Debtor                                     Date


--------------------------------------------            ---------------------
Signature of Joint Debtor                               Date


 /s/ Steve Crea                                         5/12/03
--------------------------------------------            ---------------------
Signature of Authorized Individual*                     Date


--------------------------------------------     ------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                               Case No. 02-13672
                                Fiscal Month from March 29 to April 25, 2003 for
                                 the Reporting Period April 1, to April 30, 2003
--------------------------------------------------------------------------------

          Insilco Technologies, Inc.,  et al.


    Tab   Description

    A  -  Schedule of Cash Receipts and Disbursements
    B  -  Bank Reconciliations and Statements
    C  -  Statement of Operations
    D  -  Balance Sheet
    E  -  Status of Postpetition Taxes / Summary of Unpaid Postpetition Debts
    F  -  Accounts Receivable Reconciliation and Aging
    G  -  Debtor Questionnaire

                                    EXHIBIT A

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.                        Case No. 02-13672
All Debtors                     Fiscal Month from March 29 to April 25, 2003 for
                                 the Reporting Period April 1, to April 30, 2003

Weekly Cash Flow
US Locations                                      A               A              A              A
Week number                                       9              10             11             12
Date                                       4/4/2003       4/11/2003      4/18/2003      4/25/2003
--------------------------------------------------------------------------------------------------
Beginning Cash Balance                       16,294          15,793         13,675         13,290

Collections
Trade receipts                                   11               4             87              3
Other                                             -              61            100            528
--------------------------------------------------------------------------------------------------
  Total Collections                              11              65            187            531
--------------------------------------------------------------------------------------------------

Cash Available                               16,305          15,858         13,862         13,821

Disbursements *
Payroll                                         (59)            (93)          (220)           (21)
Benefits                                        (83)            (27)           (56)            (5)
Inventory Purchases                               -               -              -              -
General Cash Disbursements                       (8)             (9)            (1)           (22)
Deposits                                          -               -              -              -
Critical Vendor Payments                          -               -              -              -
Capital expenditures                              -               -              -              -
Other                                             -               -              -              -
                                           -------------------------------------------------------
    Subtotal Operating Expenses                (150)           (129)          (277)           (48)
Professional fees
   On-Going                                     (32)              -            (29)          (137)
   Debtor's Professionals                      (445)              -           (195)           (18)
   Unsecured Professionals
                                           -------------------------------------------------------
       Subtotal                                (477)              -           (224)          (155)
                                           -------------------------------------------------------
  Bank Professionals                                            (34)             -              -
Restructuring costs                               -               -              -              -
Taxes                                           125              (3)            (6)             -
Intercompany transfers out                        -               -              -              -
Intercompany transfers in                         -               -              -              -
Cash zeroing due to Sales                         -               -              -              -
Corp. Funding of A/P Checks after Sales           -               -              -              -
O/S checks passed to corp to be cashed            -               -              -              -
Debt service                                      -          (2,000)             -              -
--------------------------------------------------------------------------------------------------
  Total disbursements                          (502)         (2,166)          (507)          (203)
--------------------------------------------------------------------------------------------------

Wind-down costs Medical/Dental                    -             (17)           (65)           (34)
Wind-down costs Severance                       (10)              -              -              -

Ending cash                                  15,793          13,675         13,290         13,584
==================================================================================================

Key Account information
Sales                                         1,711           2,201          2,124          3,241
Trade accounts receivable balance            20,932          20,151         19,034         19,301
Inventory                                    23,279          23,622         23,163         23,249
Accounts payable - US                         2,083           1,696          1,786          1,894

* On a book basis, i.e. includes checks written not cashed.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.                        Case No. 02-13672
Insilco Technologies, Inc.
Debtors                         Fiscal Month from March 29 to April 25, 2003 for
                                 the Reporting Period April 1, to April 30, 2003

Weekly Cash Flow
US LOCATIONS                                      A               A              A              A
Week number                                       9              10             11             12
Date                                       4/4/2003       4/11/2003      4/18/2003      4/25/2003
--------------------------------------------------------------------------------------------------
Beginning Cash Balance                       16,294          15,797         13,679         13,294

Collections
Trade receipts                                   11               4             87              3
Other                                             -              61            100            528
--------------------------------------------------------------------------------------------------
  Total Collections                              11              65            187            531
--------------------------------------------------------------------------------------------------

Cash Available                               16,305          15,862         13,866         13,825

Disbursements *
Payroll                                         (59)            (93)          (220)           (21)
Benefits                                        (83)            (27)           (56)            (5)
Inventory Purchases                               -               -              -              -
General Cash Disbursements                       (4)             (9)            (1)           (22)
Deposits                                          -               -              -              -
Critical Vendor Payments                          -               -              -              -
Capital expenditures                              -               -              -              -
Other                                             -               -              -              -
                                        ----------------------------------------------------------
    Subtotal Operating Expenses                (146)           (129)          (277)           (48)
Professional fees
   On-Going                                     (32)              -            (29)          (137)
   Debtor's Professionals                      (445)              -           (195)           (18)
   Unsecured Professionals
                                        ----------------------------------------------------------
       Subtotal                                (477)              -           (224)          (155)
                                        ----------------------------------------------------------
  Bank Professionals                                            (34)             -              -
Restructuring costs                               -               -              -              -
Taxes                                           125              (3)            (6)             -
Intercompany transfers out                        -               -              -              -
Intercompany transfers in                         -               -              -              -
Cash zeroing due to Sales
Corp. Funding of A/P Checks after Sales
O/S checks passed to corp to be cashed
Debt service                                      -          (2,000)             -              -
--------------------------------------------------------------------------------------------------
  Total disbursements                          (498)         (2,166)          (507)          (203)
--------------------------------------------------------------------------------------------------

Wind-down costs Medical/Dental                    -             (17)           (65)           (34)
Wind-down costs Severance                       (10)              -              -              -

Ending cash                                  15,797          13,679         13,294         13,588
==================================================================================================

Trade accounts receivable balance             1,653           1,700          1,650          1,558
Inventory                                     2,341           2,367          2,227          2,259
Accounts payable - US                            73             101             72            113

* On a book basis, i.e. includes checks written not cashed.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.                        Case No. 02-13679
Insilco Holding Co.
Debtors                         Fiscal Month from March 29 to April 25, 2003 for
                                 the Reporting Period April 1, to April 30, 2003

Weekly Cash Flow
US LOCATIONS                                      A               A              A              A
Week number                                       9              10             11             12
Date                                       4/4/2003       4/11/2003      4/18/2003      4/25/2003
--------------------------------------------------------------------------------------------------
Beginning Cash Balance                            -              (4)            (4)            (4)

Collections
Trade receipts                                    -               -              -              -
Other                                             -               -              -              -
--------------------------------------------------------------------------------------------------
  Total Collections                               -               -              -              -
--------------------------------------------------------------------------------------------------

Cash Available                                    -              (4)            (4)            (4)

Disbursements *
Payroll                                           -               -              -              -
Benefits                                          -               -              -              -
Inventory Purchases                               -               -              -              -
General Cash Disbursements                       (4)              -              -              -
Deposits                                          -               -              -              -
Critical Vendor Payments                          -               -              -              -
Capital expenditures                              -               -              -              -
Other                                             -               -              -              -
                                        ----------------------------------------------------------
    Subtotal Operating Expenses                  (4)              -              -              -
Professional fees
   On-Going                                       -               -              -              -
   Debtor's Professionals                                         -
   Unsecured Professionals
                                        ----------------------------------------------------------
       Subtotal                                   -               -              -              -
                                        ----------------------------------------------------------
  Bank Professionals                                              -              -              -
Restructuring costs                               -               -              -              -
Taxes                                             -               -              -              -
Intercompany transfers out                        -               -              -              -
Intercompany transfers in                         -               -              -              -
Cash zeroing due to Sales                         -               -              -              -
Corp. Funding of A/P Checks after Sales           -               -              -              -
O/S checks passed to corp to be cashed
Debt service                                      -               -              -              -
--------------------------------------------------------------------------------------------------
  Total disbursements                            (4)              -              -              -
--------------------------------------------------------------------------------------------------

Wind-down costs Medical/Dental                                                                  -
Wind-down costs Severance                         -               -              -              -

Ending cash                                      (4)             (4)            (4)            (4)
==================================================================================================

* On a book basis, i.e. includes checks written not cashed.

There is no activity to report for non-debtor intercompany accounts as all companies with non-debtor intercompany accounts were sold in March 2003.

                                    EXHIBIT B

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors                         Fiscal Month from March 29 to April 25, 2003 for
                                 the Reporting Period April 1, to April 30, 2003

                                                                                                                           DATE LAST
                                                    CASE                                                          STATEMENT  RECON-
BANK /ADDRESS           ENTITY                      NUMBER      STATUS    NUMBER    TYPE OF ACCOUNT                 REC'D    CILED
-----------------       ----------------------      --------    ------   --------   -----------------             --------- --------
Bank One N.A.           Insilco Technologies Inc.   02-13672    Open      55-55930  Master Concentration           3/03       3/03
1 Bank One Plaza
Chicago, IL  60670      Insilco Technologies Inc.   02-13672    Open     633550926  Pension Payroll Account        3/03       3/03
Contact: Vernon Wright
                        Insilco Technologies Inc.   02-13672    Open     633551221  Control Disbursement Account-  3/03       3/03
                                                                                     Post Petition
                        Insilco Technologies Inc.   02-13672    Closed   633549498  Contol Disbursement Account-    N/A        N/A
                                                                                     Pre-Petition
                        Insilco Technologies Inc.   02-13672    Open     633549480  Total Pay account - payroll    3/03       3/03

                        Insilco Holding Co          02-13671    Open     637184318  Control Disbursement Account-  3/03       3/03
                                                                                     Post Petition
                        Insilco Holding Co          02-13671    Closed   632989786  Contol Disbursement Account-    N/A        N/A
                                                                                     Pre-Petition

Fifth Third Bank        Insilco Technologies Inc.   02-13672    Open     755-53849  Deposit Account                3/03       3/03
420 Metro Place South
Dublin, Oh 43017


Bank One N.A.           ITG Global                  02-13672    Open      10-05339  DDA Account                    3/03       3/03
1 Bank One Plaza                                                           905899   Lockbox Deposit address
Chicago, IL  60670
Contact: Vernon Wright  ITG Global                  02-13672    Closed   633549506  Control Disbursement Account-   N/A        N/A
                                                                                     Pre-petition
                        ITG Global                  02-13672    Open     633551239  Control Disbursement Account-  3/03       3/03
                                                                                     Post-petition

Bank One N.A.           Signal Transformer Co.,
                         Inc.                       02-13681    Open      10-46127  DDA Account                    3/03       3/03
1 Bank One Plaza
Chicago, IL  60670      Signal Transformer Co.,
                         Inc.                       02-13681    Open      1111673   DDA Account                    3/03       3/03

                        Signal Transformer Co.,
                         Inc.                       02-13681    Closed   633549514  Control Disbursement Account-   N/A        N/A
                                                                                     Pre-petition
                        Signal Transformer Co.,
                         Inc.                       02-13681    Open     633551247  Control Disbursement Account-  3/03       3/03
                                                                                     Post-petition

Fleet Bank              Signal Transformer Co.
                         Inc.                       02-13681    Open    9387-252560 Deposit Account,  No Lockbox   3/03       3/03
165 Sheridan Blvd.
Inwood, NY 11096


Chase Bank              Signal Transformer Co,
                         Inc.                       02-13681    Open   301-01059971 Deposit for credit card        3/03       3/03
                                                                                     purchases.

Banco Popular           Signal Caribe, Inc          02-13680    Open     245-021907 Payroll. To Process ADP        3/03       3/03
P.O. Box 362708                                                                     Chicago payroll
San Juan, Puerto Rico
00936-2708
Contact: Evidia Vazquez
Phone: 809-765-9800
ex. 5356


Bank One N.A.           Stewart Connector
                         Systems, Inc               02-13679    Open      51-60383  DDA Account                    3/03       3/03
1 Bank One Plaza                                                           730346   Dallas TX., Lock Box No.
Chicago, IL  0670
Contact: Vernon Wright  Stewart Connector           02-13679    Closed   633549548  Control Disbursement Account-   N/A        N/A
                        Systems, Inc                                                 Pre-petition

                        Stewart Connector           02-13679    Open     637184284  Control Disbursement Account-  3/03       3/03
                        Systems, Inc                                                 Post-petition


                                  Page 9 of 22

Allfirst Bank           Stewart Connector           02-13679    Open  0-055-207-593 Checking                       3/03       3/03
109 W. Market Street    Systems, Inc.
York, PA 17401
Contact: Brenda Thomson
Phone: 717-852-2021
Fax: 717-852-2047


Bank One N.A.           Stewart Stamping            02-13678    Open      10-32994  Deposit - Lockbox              3/03       3/03
                        Corporation
1 Bank One Plaza                                                           21373    Chicago, IL Lock Box No.
Chicago, IL 60670
Contact: Vernon Wright  Stewart Stamping            02-13678    Closed   633549522  Control Disbursement Account-   N/A        N/A
                        Corporation                                                  Pre-petition

                        Stewart Stamping            02-13678    Open     633551254  Control Disbursement Account-  3/03       3/03
                        Corporation                                                  Post-petition

                        EFI Inc.                    02-13676    Closed   633549530  Control Disbursement Account-   N/A        N/A
                                                                                     Pre-petition
                        EFI Inc.                    02-13676    Open     633551262  Control Disbursement Account-  3/03       3/03
                                                                                     Post-petition
                        EFI, Inc.                   02-13676    Open      1032994   Deposit - Lockbox              3/03       3/03

                                                                           21371    Lock Box Number

SBC                    Stewart Stamping            02-13678    Open     652016944  Checking                        3/03       3/03
778 Yonkers Avenue      Corporation                                                 Used for misc. incoming checks.
Yonkers, NY 10704-2094


Fleet Bank              EFI, Inc.                   02-13676    Open   005-524-0606 Interest Bearing               3/03       3/03
Mail Stop: MA BO F04G
75 State Street
Boston, MA  02109


Bank One N.A.           Precision Cable Mfg. Co.    02-13675    Open      10-80613  DDA Account                    3/03       3/03
1 Bank One Plaza                                                           730301   Pasadena, CA Lock Box
Chicago, IL  60670
                        Precision Cable Mfg. Co.    02-13675    Closed   633549555  Control Disbursement Account-   N/A        N/A
                                                                                     Pre-petition
                        Precision Cable Mfg. Co.    02-13675    Open     637184292  Control Disbursement Account-  3/03       3/03
                                                                                     Post-petition
                        Precision Cable Mfg. Co.    02-13675    Open     632989828  Total pay account - payroll    3/03       3/03


Chase Manhattan Bank    Precision Cable Mfg. Co.    02-13675    Open    05600149393 Operating Account              3/03       3/03

                        Precision Cable Mfg. Co.    02-13675    Open    05600120774 Petty Cash & Credit Card       3/03       3/03
                                                                                     Charges

Bank One N.A.           InNet Technologies, Inc.    02-13673    Open      10-80621  DDA Account                    3/03       3/03
1 Bank One Plaza                                                           100903   Pasadena, CA Lock Box
Chicago, IL  60670
                        InNet Technologies, Inc.    02-13673    Closed   633549563  Control Disbursement Account-  N/A        N/A
                                                                                     Pre-petition
                        InNet Technologies, Inc.    02-13673    Open     637184300  Control Disbursement Account-  3/03       3/03
                                                                                     Post-petition

Note the following companies do not have any bank accounts:
Insilco International Holdings Inc. 02-13674
EFI Metal Forming, Inc. 02-13677

                                    EXHIBIT C

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors                         Fiscal Month from March 29 to April 25, 2003 for
                                 the Reporting Period April 1, to April 30, 2003

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
              CONSOLIDATING STATEMENT OF OPERATIONS - CURRENT MONTH
                                   April 2003
                             (amounts in thousands)
                                   (Unaudited)

                                 02-13672                                       02-13671
                                                        CONSOL.         TOTAL                       INSILCO
                                        CORPORATE       ENTRIES        INSILCO        HOLD CO      HOLDING CO.
                                        ---------       -------        -------        -------      -----------
GROSS SALES
Intercompany Sales
Sales Discounts
Sales Returns
                                 --------------------------------------------------------------------------
  Net Sales

VARIABLE MFG. EXPENSES:
  Material
  Direct Labor
  Variable Fringe
  Variable overhead
  Warranty
  Other
                                 --------------------------------------------------------------------------
   Total Variable Mfg Exp.

Mfg. Contribution Margin
Contribution %

Inventory Adjustment

FIXED MFG. EXPENSES:
  Wage
  Fixed Fringe
  Supplies
  Utilities
  Depreciation
  Rent, Taxes, & Ins.
  Other
  COS Adjustments
                                 --------------------------------------------------------------------------
   Total Fixed Mfg. Exp.
                                 --------------------------------------------------------------------------
Total Cost of Goods Sold
                                 --------------------------------------------------------------------------
Gross Margin

SELLING, G, & A:
  Sales Commissions
  Advertising & Promo  (Var)
  Engineering
  Sales & Marketing - Fixed
  New Product Development
  Finance                                  478                           478                           478
  MIS                                        9                             9                             9
  Admin & Executive                         86                            86             4              90
  Legal                                     14                            14                            14
  Human Resources                           61                            61                            61
  Depreciation                               3                             3                             3
  Amortization
  Group Charge Allocation
  Other
  S, G, & A Adjustments
                                 --------------------------------------------------------------------------
   Total Selling, G, & A                   651                           651             4             655
                                 --------------------------------------------------------------------------
Adjusted Operating Profit                 (651)                         (651)           (4)           (655)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors                         Fiscal Month from March 29 to April 25, 2003 for
                                 the Reporting Period April 1, to April 30, 2003

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
              CONSOLIDATING STATEMENT OF OPERATIONS - CURRENT MONTH
                                   April 2003
                             (amounts in thousands)
                                   (Unaudited)

                                 02-13672                                       02-13671
                                                        CONSOL.         TOTAL                       INSILCO
                                        CORPORATE       ENTRIES        INSILCO        HOLD CO      HOLDING CO.
                                        ---------       -------        -------        -------      -----------
  One Time Adjustments                     149                           149                           149
                                 --------------------------------------------------------------------------
Operating Profit                          (800)                         (800)           (4)           (804)

OTHER INCOME:
  Interest Inc. - outside                   36                            36                            36
  Gain on sale of assets
  Income - unconsol. co.
  Other Income                              72                            72                            72
                                 --------------------------------------------------------------------------
   Total Other Income                      108                           108                           108

OTHER EXPENSE:
  Interest Exp. - outside                   37                            37                            37
  Amortization
  Other Expense
                                 --------------------------------------------------------------------------
   Total Other Expense                      37                            37                            37

Reorganization Items

Extraordinary Item
                                 --------------------------------------------------------------------------
  Total Other Inc. (Exp)                    71                            71                            71
                                 --------------------------------------------------------------------------
   Earnings before taxes                  (729)                         (729)           (4)           (733)
                                 --------------------------------------------------------------------------

STATE & FEDERAL TAXES:
  State taxes
  Federal taxes                           (104)         1,178          1,074                         1,074
  Foreign taxes
                                 --------------------------------------------------------------------------
   Total Taxes                            (104)         1,178          1,074                         1,074
                                 --------------------------------------------------------------------------
Income before Interco.                    (625)        (1,178)        (1,803)           (4)         (1,807)

INTERCOMPANY ACTIVITY:
  Capital charge
  Corporate charges
                                 --------------------------------------------------------------------------
   Total Interco.
                                 --------------------------------------------------------------------------
Earnings from Cont. Op.                   (625)        (1,178)        (1,803)           (4)         (1,807)
                                 --------------------------------------------------------------------------
Discontinued Operations                   (113)                         (113)                         (113)
                                 --------------------------------------------------------------------------
  Total Current Earnings                  (738)        (1,178)        (1,916)           (4)         (1,920)
                                 ==========================================================================
  Note: Adjusted EBITDA                   (648)                         (648)           (4)           (652)

                                    EXHIBIT D

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors                         Fiscal Month from March 29 to April 25, 2003 for
                                 the Reporting Period April 1, to April 30, 2003

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
                     PRELIMINARY CONSOLIDATING BALANCE SHEET
                                   April 2003
                             (amounts in thousands)
                                   (Unaudited)

                                     02-13672      02-13675                                   02-13678      02-13677      02-13676
                                       ESCOD       PRECISION     PRECISION    Cust. Assem.     STEWART        ITG -
                                      CONSOL.        CABLE         ELIMS         ELIMS        STAMPING       EL PASO         EFI
                                      -------        -----         -----         -----        --------       -------         ---
      ASSETS
Current Assets:
    Cash in bank & on hand

    Accounts Rec. - trade
    Reserve for bad debts
                                   -------------------------------------------------------------------------------------------------
    Accounts receivable - net
    Accounts rec. - other
    Inventories:
      Raw Materials &  suppl.
      Work-in-process
      Finished Goods
      Reserve
                                   -------------------------------------------------------------------------------------------------
          Total Inv.
                                   -------------------------------------------------------------------------------------------------

    Assets - Held For Sale
    Prepaid Expenses

                                   -------------------------------------------------------------------------------------------------
    Total Current Assets
                                   -------------------------------------------------------------------------------------------------

Property Plant & Equipment:
    Land
    Buildings
    Machinery & Equipment
                                   -------------------------------------------------------------------------------------------------

    Depreciation
                                   -------------------------------------------------------------------------------------------------
      Prop Plant & Equip -net

Intangible Assets
Deferred Charges
Deferred Tax Asset
Investment in uncon. Com.
Other non-current assets

                                   -------------------------------------------------------------------------------------------------
    TOTAL ASSETS
                                   =================================================================================================

      LIABILITIES AND EQUITY
Current Liabilities:
    Accounts Payable
    Accrued Expenses
    Accrued Expenses - corp.
    Accrued Interest Payable
    Customer Deposits
    Current Portion - LT Debt
    Current Portion - OLTL
    CP Prepetition Liabilities
    Estimated Income Taxes

                                   -------------------------------------------------------------------------------------------------
      Total Current Liabilities
                                   -------------------------------------------------------------------------------------------------

Long Term Debt:
    Notes Payable
    Alternative Currency Borr.
    Revolver  credit line
    Term A Loan
    Term B Loan
    12% Sub. Notes
    14% Notes - Holdings
    Other Notes

                                   -------------------------------------------------------------------------------------------------
      Total Long Term Debt
                                   -------------------------------------------------------------------------------------------------

Tax Liability
LT Prepetition Liabilities
Other Long Term Liabilities

Intercompany Debt:
    Interco. Payable - affiliate
    Interco. Payable - corporate

                                   -------------------------------------------------------------------------------------------------
      Total Interco. Debt
                                   -------------------------------------------------------------------------------------------------

PIK Preferred Stock
Shareholders Equity:
    Capital Stock
    Capital Surplus
    Oth. Comprehensive Income
    Cumulative Translation Adj
    Retained Earnings:
      Beginning Balance               (4,989)      (49,053)         (673)           (79)        1,912        (3,454)      (12,950)
      Beg. Bal. Adjustment             5,757        50,432           673             38           465         3,460        14,278
      Current Earnings                  (768)       (1,379)                          41        (2,377)           (6)       (1,328)

                                   -------------------------------------------------------------------------------------------------
      Retained Earnings

                                   -------------------------------------------------------------------------------------------------
         Total Shareholders Eq.

                                   -------------------------------------------------------------------------------------------------
      Total Liab. & Equity
                                   =================================================================================================


                                                     02-13679                                   02-13673
                                     Prec. Stamp.                   CONNECTOR     CONNECTOR                     INNET     INNET/CONN
                                         Elims       CONNECTOR        ELIMS         ELIMS         INNET         ELIMS        ELIMS
                                         -----       ---------        -----         -----         -----         -----        -----
      ASSETS
Current Assets:
    Cash in bank & on hand

    Accounts Rec. - trade
    Reserve for bad debts
                                   -------------------------------------------------------------------------------------------------
    Accounts receivable - net
    Accounts rec. - other
    Inventories:
      Raw Materials &  suppl.
      Work-in-process
      Finished Goods
      Reserve
                                   -------------------------------------------------------------------------------------------------
          Total Inv.
                                   -------------------------------------------------------------------------------------------------

    Assets - Held For Sale
    Prepaid Expenses

                                   -------------------------------------------------------------------------------------------------
    Total Current Assets
                                   -------------------------------------------------------------------------------------------------

Property Plant & Equipment:
    Land
    Buildings
    Machinery & Equipment
                                   -------------------------------------------------------------------------------------------------

    Depreciation
                                   -------------------------------------------------------------------------------------------------
      Prop Plant & Equip -net

Intangible Assets
Deferred Charges
Deferred Tax Asset
Investment in uncon. Com.
Other non-current assets

                                   -------------------------------------------------------------------------------------------------
    TOTAL ASSETS
                                   =================================================================================================

      LIABILITIES AND EQUITY
Current Liabilities:
    Accounts Payable
    Accrued Expenses
    Accrued Expenses - corp.
    Accrued Interest Payable
    Customer Deposits
    Current Portion - LT Debt
    Current Portion - OLTL
    CP Prepetition Liabilities
    Estimated Income Taxes

                                   -------------------------------------------------------------------------------------------------
      Total Current Liabilities
                                   -------------------------------------------------------------------------------------------------

Long Term Debt:
    Notes Payable
    Alternative Currency Borr.
    Revolver  credit line
    Term A Loan
    Term B Loan
    12% Sub. Notes
    14% Notes - Holdings
    Other Notes

                                   -------------------------------------------------------------------------------------------------
      Total Long Term Debt
                                   -------------------------------------------------------------------------------------------------

Tax Liability
LT Prepetition Liabilities
Other Long Term Liabilities

Intercompany Debt:
    Interco. Payable - affiliate
    Interco. Payable - corporate

                                   -------------------------------------------------------------------------------------------------
      Total Interco. Debt
                                   -------------------------------------------------------------------------------------------------

PIK Preferred Stock
Shareholders Equity:
    Capital Stock
    Capital Surplus
    Oth. Comprehensive Income
    Cumulative Translation Adj
    Retained Earnings:
      Beginning Balance                    (77)         3,723          (265)          (47)      (50,811)           (88)         (29)
      Beg. Bal. Adjustment                             (3,591)          142                      51,996             91          246)
      Current Earnings                      77           (132)          123            47        (1,185)            (3)        (217)

                                   -------------------------------------------------------------------------------------------------
      Retained Earnings

                                   -------------------------------------------------------------------------------------------------
         Total Shareholders Eq.

                                   -------------------------------------------------------------------------------------------------
      Total Liab. & Equity
                                   =================================================================================================


                                    02-13681/02-13680                     02-13672                            02-13671
                                     SIGNAL     SIGNAL   Passive Comp.                 CONSOL.      TOTAL                  INSILCO
                                     CONSOL.     ELIMS       ELIMS        CORPORATE    ENTRIES     INSILCO     HOLD CO   HOLDING CO.
                                     -------     -----       -----        ---------    -------     -------     -------   -----------
      ASSETS
Current Assets:
    Cash in bank & on hand                                                 13,584                  13,584                   13,584

    Accounts Rec. - trade
    Reserve for bad debts
                                   ------------------------------------------------------------------------------------------------
    Accounts receivable - net
    Accounts rec. - other                                                     208                     208                      208
    Inventories:
      Raw Materials &  suppl.
      Work-in-process
      Finished Goods
      Reserve
                                   ------------------------------------------------------------------------------------------------
          Total Inv.
                                   ------------------------------------------------------------------------------------------------

    Assets - Held For Sale
    Prepaid Expenses                                                        6,785                   6,785                    6,785

                                   ------------------------------------------------------------------------------------------------
    Total Current Assets                                                   20,577                  20,577                   20,577
                                   ------------------------------------------------------------------------------------------------

Property Plant & Equipment:
    Land
    Buildings
    Machinery & Equipment                                                     284                     284                      284
                                   ------------------------------------------------------------------------------------------------
                                                                              284                     284                      284
    Depreciation                                                              (43)                    (43)                     (43)
                                   ------------------------------------------------------------------------------------------------
      Prop Plant & Equip -net                                                 241                     241                      241

Intangible Assets                                                             689                     689                      689
Deferred Charges
Deferred Tax Asset
Investment in uncon. Com.                                                   5,284      (5,284)
Other non-current assets                                                    1,128                   1,128                    1,128

                                   ------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                           27,919      (5,284)     22,635                   22,635
                                   ================================================================================================

      LIABILITIES AND EQUITY
Current Liabilities:
    Accounts Payable
    Accrued Expenses                                                       25,525                  25,525                   25,525
    Accrued Expenses - corp.                                                2,508                   2,508                    2,508
    Accrued Interest Payable                                               19,294                  19,294                   19,294
    Customer Deposits
    Current Portion - LT Debt
    Current Portion - OLTL                                                    767                     767                      767
    CP Prepetition Liabilities
    Estimated Income Taxes                                                  6,813                   6,813                    6,813

                                   ------------------------------------------------------------------------------------------------
      Total Current Liabilities                                            54,907                  54,907                   54,907
                                   ------------------------------------------------------------------------------------------------

Long Term Debt:
    Notes Payable
    Alternative Currency Borr.
    Revolver  credit line                                                  37,338                  37,338                   37,338
    Term A Loan
    Term B Loan                                                            48,512                  48,512                   48,512
    12% Sub. Notes                                                        119,865                 119,865                  119,865
    14% Notes - Holdings                                                                                      124,901      124,901
    Other Notes                                                            15,000                  15,000                   15,000

                                   ------------------------------------------------------------------------------------------------
      Total Long Term Debt                                                220,715                 220,715     124,901      345,616
                                   ------------------------------------------------------------------------------------------------

Tax Liability                                                               2,374                   2,374                    2,374
LT Prepetition Liabilities                                                 10,091                  10,091                   10,091
Other Long Term Liabilities                                                20,375                  20,375                   20,375

Intercompany Debt:
    Interco. Payable - affiliate                                            1,619                   1,619      (1,613)           6
    Interco. Payable - corporate                                             (248)                   (248)                    (248)

                                   ------------------------------------------------------------------------------------------------
      Total Interco. Debt                                                   1,371                   1,371      (1,613)        (242)
                                   ------------------------------------------------------------------------------------------------

PIK Preferred Stock                                                                                            64,115       64,115
Shareholders Equity:
    Capital Stock                                                                      (3,750)     (3,750)          1       (3,749)
    Capital Surplus                                                         6,382      (1,533)      4,849      61,766       66,615
    Oth. Comprehensive Income
    Cumulative Translation Adj                                            (14,521)     (1,564)    (16,085)                 (16,085)
    Retained Earnings:
      Beginning Balance               3,618                              (203,009)     91,049    (225,222)   (249,169)    (474,391)
      Beg. Bal. Adjustment           (5,220)                     94       (21,677)    (89,496)      7,688                    7,688
      Current Earnings                1,602                     (94)      (49,089)         10     (54,678)         (1)     (54,679)

                                   ------------------------------------------------------------------------------------------------
      Retained Earnings                                                  (273,775)      1,563    (272,212)   (249,170)    (521,382)

                                   ------------------------------------------------------------------------------------------------
         Total Shareholders Eq.                                          (281,914)     (5,284)   (287,198)   (187,403)    (474,601)

                                   ------------------------------------------------------------------------------------------------
      Total Liab. & Equity                                                 27,919      (5,284)     22,635                   22,635
                                   ================================================================================================

                                    EXHIBIT E

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc., et al.                       Case No. 02-13672
Debtors                         Fiscal Month from March 29 to April 25, 2003 for
                                 the Reporting Period April 1, to April 30, 2003

                       Attestation for Postpetition Taxes
                       ----------------------------------

The Debtors attest that all pospetition taxes that were due have been paid for the current reporting period.

                      Summary of Unpaid Postpetition Debts
                      ------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                           Number of Days Past Due
                                                            -------------------------------------------------------

(amounts in thousands)                           Current        0 - 30       31 - 60       61 - 90       Over 90       Total
--------------------------------------------------------------------------------------------------------------------------------
 Accounts Payable                                     -           -            -              -             -            -
--------------------------------------------------------------------------------------------------------------------------------
 Wages Payable                                        -           -            -              -             -            -
--------------------------------------------------------------------------------------------------------------------------------
 Taxes Payable                                        -           -            -              -             -            -
--------------------------------------------------------------------------------------------------------------------------------
 Rent / Leases - Building                             -           -            -              -             -            -
--------------------------------------------------------------------------------------------------------------------------------
 Rent / Leases - Equipment                            -           -            -              -             -            -
--------------------------------------------------------------------------------------------------------------------------------
 Secured Debt / Adequate Protection Payments          -           -            -              -             -            -
--------------------------------------------------------------------------------------------------------------------------------
 Professional Fees                                    -           -            -              -             -            -
--------------------------------------------------------------------------------------------------------------------------------
 Amounts Due to Insiders                              -           -            -              -             -            -
--------------------------------------------------------------------------------------------------------------------------------
 Other: Benefits                                    247           -            -              -             -          247
--------------------------------------------------------------------------------------------------------------------------------
 Other: Insurance                                     -           -            -              -             -            -
--------------------------------------------------------------------------------------------------------------------------------
 Other: Pension                                  24,028           -            -              -             -       24,028
--------------------------------------------------------------------------------------------------------------------------------
 Other: Other                                     3,758           -            -              -             -        3,758
--------------------------------------------------------------------------------------------------------------------------------
 Total Postpetition Debts                        28,033           -            -              -             -       28,033
--------------------------------------------------------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT F

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc., et al.                       Case No. 02-13672
Debtors                         Fiscal Month from March 29 to April 25, 2003 for
                                 the Reporting Period April 1, to April 30, 2003

                  Accounts Receivable Reconciliation And Aging
                  --------------------------------------------


There is no accounts receivable for the current period as all business with accounts receivable were sold in March 2003.

                                    EXHIBIT G

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc.,  et al.                      Case No. 02-13672
Debtors                         Fiscal Month from March 29 to April 25, 2003 for
                                 the Reporting Period April 1, to April 30, 2003

                              Debtor Questionnaire
                              --------------------

--------------------------------------------------------------------------------
Must be completed each month                                  Yes       No
--------------------------------------------------------------------------------
1.  Have any assets been sold or transferred                  Yes
    outside the normal course of business this
    reporting period?  If yes, provide an explanation below.
--------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account                      No
    other than a debtor in possession account this
    reporting period? If yes, provide an explanation below.
--------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?      Yes
    If no, provide an explanation below.
--------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other     Yes
    necessary insurance coverages in effect?
    If no, provide an explanation below.
--------------------------------------------------------------------------------
#1 above - Excess cash was transferred to the secured lenders in the current period. See Gross to Net Proceeds on next sheet.
--------------------------------------------------------------------------------

                          Transfers Made
                            From Excess
                               Cash

Transferred to Secured    (2,000,000.00)
                         --------------
                          (2,000,000.00)
                         ==============